                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                   BSOF Master Fund L.P.

Address:                                c/o The Blackstone Group L.P.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18

Name:                                   BSOF Master Fund II L.P.

Address:                                c/o The Blackstone Group L.P.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18

Name:                                   Blackstone Strategic Opportunity
                                        Associates L.L.C.

Address:                                c/o The Blackstone Group L.P.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18

Name:                                   Blackstone Alternative Solutions L.L.C.

Address:                                c/o The Blackstone Group L.P.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18

Name:                                   Blackstone Holdings II L.P.

Address:                                c/o The Blackstone Group L.P.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18

Name:                                   Blackstone Holdings I/II GP Inc.

Address:                                c/o The Blackstone Group L.P.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18

Name:                                   The Blackstone Group L.P.

Address:                                345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18

Name:                                   Blackstone Group Management L.L.C.

Address:                                c/o The Blackstone Group L.P.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18

Name:                                   Stephen A. Schwarzman

Address:                                c/o The Blackstone Group L.P.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      01/22/18